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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
 July 19, 2001

American Honda Receivables Corp.
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	333-92827 (Commission File Number)	33-0526079 (IRS Employer Identification No.)
American Honda Receivables Corp. 700 Van Ness Avenue Torrance, California (Address of principal executive offices)		90501 (Zip code)

Registrant's telephone number, including area code: (310) 781-4100

No Change
(Former name or former address, if changed since last report)

Item 5.  Other Events

    Copies of the opinions of Dewey Ballantine LLP are being filed as Exhibits 5.1 and 8.1 to this Current Report on Form 8-K.

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SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN HONDA RECEIVABLES CORP.
	By:	/s/ Y. KOHAMA
	Name:	Y. Kohama
	Title:	President
Dated: July 19, 2001

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  Item 5. Other Events
SIGNATURES